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                                                            EXHIBIT 21


                SUBSIDIARIES OF FORUM RETIREMENT PARTNERS, L.P.


        NAME                                                      STATE  OF
        ----                                                    ORGANIZATION
                                                                ------------

FRP Financing Limited, L.P. (99% limited partnership interest)    Delaware



                                      E-21